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                     SUPPLEMENT NO. 2 DATED OCTOBER 5, 2004
            (SUPPLANTING SUPPLEMENT NO. 1 DATED SEPTEMBER 17, 2004)
                                      TO
                         PROSPECTUS DATED JUNE 1, 2004

                                      FOR

           STATE STREET RESEARCH INSTITUTIONAL CORE FIXED INCOME FUND
         STATE STREET RESEARCH INSTITUTIONAL CORE PLUS FIXED INCOME FUND
            STATE STREET RESEARCH INSTITUTIONAL LARGE CAP GROWTH FUND
           STATE STREET RESEARCH INSTITUTIONAL LARGE CAP ANALYST FUND

               SERIES OF STATE STREET RESEARCH INSTITUTIONAL FUNDS

MetLife, Inc., the parent company of State Street Research & Management Company ("SSRM"), which serves as the investment adviser to the funds listed above, announced that it has entered into an agreement to sell SSRM and State Street Research Investment Services, Inc., the funds' distributor, as part of a larger transaction to sell MetLife's asset management business to BlackRock, Inc. ("BlackRock"). The acquisition by BlackRock of MetLife's asset management business (the "Acquisition") is expected to occur in the first quarter of 2005. BlackRock manages approximately $314 billion for institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products and is one of the largest publicly traded investment management companies.

TERMINATION OF FUNDS. The Board of Trustees has determined that it is in the best interests of the shareholders of the funds indicated above that these funds be terminated and their assets be distributed to shareholders in liquidation of the funds.

TIMING AND MECHANICS. The funds expect to liquidate their portfolios by January 14, 2005. Any shares of a fund outstanding on the date the fund is terminated will be automatically redeemed on that date. All shareholders will receive the net asset value of their shares in cash.

OTHER ALTERNATIVES. At any time prior to the date a fund is terminated, shareholders may redeem their shares of the fund and receive the net asset value thereof pursuant to the procedures set forth under "Buying, Exchanging and Selling Shares" in the funds' Prospectus.

SUSPENSION OF SALES. After October 8, 2004, the funds will no longer sell shares to new investors or to existing shareholders other than through reinvestment of dividends and distributions.

U.S. FEDERAL INCOME TAX MATTERS. For taxable shareholders, the automatic redemption of shares of a fund on the date it is terminated will generally be treated as any other redemption of shares, I.E., as a sale that may result in a gain or loss for federal income tax purposes. See "Tax Considerations" in the funds' Prospectus.